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               SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C. 20549


                            FORM 8-K

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  October 13, 1995



             INTERNATIONAL LEASE FINANCE CORPORATION
     (Exact name of registrant as specified in its charter)



   California               0-11350             22-3059110
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)   Identification No.)
incorporation)


          1999 Avenue of the Stars, 39th Floor
                 Los Angeles, California              90067
        (Address of principal executive offices)   (Zip Code)



Registrant's telephone number including area code: (310) 788-1999


 (Former name or former address, if changed since last report.)
      Not applicable.




Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          1.1  Distribution Agreement, dated
               October 13, 1995, between by and among
               the Registrant and Salomon Brothers
               Inc, Lehman Brothers Inc., Morgan
               Stanley & Co. Incorporated, Merrill
               Lynch, Pierce, Fenner & Smith
               Incorporated and Goldman,
               Sachs & Co. relating to the
               Registrant's Medium-Term Notes,
               Series H (the "Notes").

          4.1  Officers' Certificate (without
               exhibits), dated October 13, 1995,
               establishing the terms of the
               Notes.

          4.2  Form of Certificate for the Global
               Floating Rate Note.

          4.3  Form of certificate for the Global
               Fixed Rate Note.

          5.1  Opinion of O'Melveny & Myers
               regarding the legality of the
               Notes.

          23.1 Consent of O'Melveny & Myers
               (included in Exhibit 5 hereto)

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     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    INTERNATIONAL LEASE FINANCE CORPORATION



                     /s/ Alan H. LUND
                     By: Alan H. Lund
                         Executive Vice President,
                         Co-Chief Operating Officer
                         and Chief Financial Officer



DATED:  October 13, 1995

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